Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of May 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.5%)
Electric Utilities (62.5%)
	NextEra Energy Inc.	12,407,266	992,829
	Southern Co.	6,326,375	506,996
	Duke Energy Corp.	4,663,601	483,009
	Constellation Energy Corp.	1,904,986	413,858
	American Electric Power Co. Inc.	3,180,872	287,074
	PG&E Corp.	12,253,180	227,174
	Exelon Corp.	6,043,535	226,935
	Xcel Energy Inc.	3,357,884	186,195
	Edison International	2,325,447	178,711
	Entergy Corp.	1,289,050	145,005
	FirstEnergy Corp.	3,301,763	132,929
	PPL Corp.	4,459,665	130,802
	Eversource Energy	2,113,906	125,207
	NRG Energy Inc.	1,298,179	105,152
	Alliant Energy Corp.	1,549,843	79,801
	Evergy Inc.	1,388,755	75,909
	Pinnacle West Capital Corp.	686,471	54,135
	OGE Energy Corp.	1,211,035	43,961
	IDACORP Inc.	306,055	29,219
	Portland General Electric Co.	611,894	27,266
	ALLETE Inc.	348,596	22,014
	Otter Tail Corp.	227,292	20,563
	PNM Resources Inc.	517,985	19,859
	MGE Energy Inc.	218,641	17,520
	Avangrid Inc.	467,621	16,839
	Hawaiian Electric Industries Inc.	665,860	7,318
			4,556,280
Gas Utilities (3.9%)
	Atmos Energy Corp.	911,855	105,702
	UGI Corp.	1,266,755	32,252
	National Fuel Gas Co.	529,077	30,242
	Southwest Gas Holdings Inc.	346,428	26,879
	New Jersey Resources Corp.	594,261	25,827
	ONE Gas Inc.	341,819	21,066
	Spire Inc.	332,371	20,371
	Chesapeake Utilities Corp.	134,428	15,057
	Northwest Natural Holding Co.	227,751	8,523
			285,919
Independent Power and Renewable Electricity Producers (5.1%)
	Vistra Corp.	2,102,970	208,362
	AES Corp.	4,296,663	92,765
	Ormat Technologies Inc. (XNYS)	328,511	24,770
[1]	NextEra Energy Partners LP	565,454	19,061
	Clearway Energy Inc. Class C	499,861	13,996
	Clearway Energy Inc. Class A	207,187	5,321
*,1	Sunnova Energy International Inc.	666,947	3,481
*	Altus Power Inc.	434,794	1,761
*	Montauk Renewables Inc.	304,012	1,630
			371,147
Multi-Utilities (24.3%)
	Sempra	3,821,431	294,365
	Dominion Energy Inc.	5,062,472	272,969
	Public Service Enterprise Group Inc.	3,014,043	228,344
	Consolidated Edison Inc.	2,088,677	197,484
	WEC Energy Group Inc.	1,907,622	154,575
	DTE Energy Co.	1,250,892	145,766
	Ameren Corp.	1,611,077	118,205
	CMS Energy Corp.	1,805,156	113,598
	CenterPoint Energy Inc.	3,541,172	108,041

Vanguard® Utilities Index Fund
		Shares	Market Value ($000)
	NiSource Inc.	2,705,358	78,618
	Black Hills Corp.	412,809	23,303
	Northwestern Energy Group Inc.	370,416	19,247
	Avista Corp.	472,634	17,478
	Unitil Corp.	97,709	5,226
			1,777,219
Water Utilities (3.7%)
	American Water Works Co. Inc.	1,177,722	154,011
	Essential Utilities Inc.	1,570,758	59,265
	California Water Service Group	348,652	17,394
	American States Water Co.	225,052	16,561
	SJW Group	184,113	10,073
	Middlesex Water Co.	107,724	5,804
	York Water Co.	86,715	3,212
	Artesian Resources Corp. Class A	56,798	2,037
			268,357
Total Common Stocks (Cost $6,620,484)			7,258,922
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.397% (Cost $14,528)	145,301	14,529
Total Investments (99.7%) (Cost $6,635,012)			7,273,451
Other Assets and Liabilities—Net (0.3%)			19,256
Net Assets (100.0%)			7,292,707
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,671,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $12,306,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
CenterPoint Energy Inc.	1/31/25	CITNA	8,726	(5.325)	37	—
Southern Co.	1/31/25	CITNA	21,558	(5.325)	147	—
					184	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.
At May 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $1,574,000 in connection with open over-the-counter swap contracts.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by

Vanguard® Utilities Index Fund
entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,258,922	—	—	7,258,922
Temporary Cash Investments	14,529	—	—	14,529
Total	7,273,451	—	—	7,273,451
Derivative Financial Instruments
Assets
Swap Contracts	—	184	—	184
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